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                                                                   EXHIBIT 4.1




        COMMON STOCK                    GOTO.COM                COMMON STOCK

GT

This Certificate is
transferable in Ridgefield     Incorporated Under the Laws     See Reverse for
Park, NJ or New York, NY        of the State of Delaware     Certain Definitions
                                                              CUSIP 38348T 10 7


    THIS CERTIFIES THAT



    IS THE OWNER OF

           Fully Paid and Non-Assessable Shares of the Common Stock,
                         $.0001 par value per share, of


                                 GoTo.com, Inc.


  transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.


      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


      Dated:



          /s/ TODD TAPPIN                  [SEAL]        /s/ JEFFREY BREWER
Chief Financial Officer and Secretary                  Chief Executive Officer



                                Countersigned and Registered:
                                   ChaseMellon Shareholder Services, LLC
                                      Transfer Agent and Registrar

                                By:
                                                      Authorized Signature
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                                 GoTo.com, Inc.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate or determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT -        Custodian
TEN ENT - as tenants by the                           --------         ---------
          entireties                                  (Cust)            (Minor)
JT TEN  - as joint tenants with                   under Uniform Gifts to Minors
          right of survivorship                   Act
          and not as tenants                         ---------------------------
          in common                                         (State)
                                   UNIF TRF MIN ACT -       Custodian
                                                     -------         -----------
                                                     (Cust)             (Age)
                                                         under Uniform Transfers
                                                  -------
                                                  (Minor)
                                                  to Minors Act
                                                               -----------------
                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
                   ----------------------

Please Insert Social Security or Other
    Identifying Number of Assignee

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   Please print or typewrite name and address including zip code of Assignee

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------------------------------------------------------------------------ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------------

                               X
                                ---------------------------------------------

                               X
                                ---------------------------------------------
                               NOTICE: The Signature to this Assignment must correspond with the name(s) as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed



By
  --------------------------------------------------
The signature(s) must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved Signature Guarantee
Medallion program, pursuant to S.E.C. Rule 17ab-10.